                                                                  Exhibit 10.3




               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                 Amended and Restated Registration Rights Agreement ("Agreement") dated March 16, 1994, among Nanophase Technologies Corporation, an Illinois corporation (with its successors and assigns, called the "Company"), and the persons listed as Holders on the signature pages of a counterpart of this Agreement.

                 Capitalized terms used in this Agreement and not otherwise defined are defined in Section 11 of this Agreement.


                             PRELIMINARY STATEMENT

                 The Company and the Holders have previously entered into that certain Registration Rights Agreement dated as of November 21, 1991, as amended by a First Amendment to Registration Rights Agreement dated February 8, 1993 (collectively, the "Original Agreement").

                 Concurrently with the execution of this Agreement, the Company and certain of the Holders propose to execute a Series D Preferred Stock Purchase Agreement (the "Series D Purchase Agreement") pursuant to which certain of the Holders will purchase additional securities of the Company. To induce such Holders to execute the Series D Purchase Agreement, the Company and the Holders agree to amend and restate the Original Agreement as follows.

                                   AGREEMENT

                 Section 1.       Required Registrations.

                 1.1 (a) The Holders of Preferred and Registrable Common equivalent to more than 60% of the Registrable Common may, by a written notice to the Company, request that the Company register any Registrable Common specified in the notice, under the Securities Act on a form other than a Short Form and under other relevant securities laws, for disposition in accordance with methods stated in the notice. Such notice may specify an underwriter for such registration.

                 1.2 When it receives a registration notice under Section 1.1, the Company shall, within three (3) days, deliver a copy of such registration notice to each Holder of Convertible Securities or Registrable Common who is not a party to the registration notice, each of whom may then specify, by written notice to the Company delivered within fifteen (15) days of receipt of the notice from the Company, a number of shares of Registrable Common held by it which it wishes to include in any registration pursuant to the registration notice under Section 1.1.

                 1.3 When it receives a registration notice under Section 1.1, the Company will expeditiously cause a registration statement to be filed, and use its best efforts to cause such registration statement to become effective under the Securities Act for the Registrable Common specified in the registration notice under Section 1.1 and subsequent notices under Section 1.2 to permit disposition by such Holders in accordance with the methods of disposition described in the registration notice.

                 Section 2.       Registrations on Short Forms.

                 2.1 If at any time the Company is a registrant entitled to use a Short Form to register Registrable Common, one or more Holders may, by a written notice to the Company, request that the Company register Registrable Common specified in the notice on a Short Form.

                 2.2  When it receives a Short Form registration notice under
Section 2.1, the Company shall, within three (3) days, deliver a copy of such registration notice to each Holder of Convertible Securities or Registrable Common, who is not a party to such registration notice, each of whom may then specify, by written notice to the Company delivered within fifteen (15) days of receipt of the notice from the Company, a number of shares of Registrable Common held by it that it wishes to include in any registration pursuant to the registration notice under Section 2.1 hereof.

                 2.3 When it receives a notice under Section 2.1, and provided that the reasonably anticipated price to the public of the Registrable Common proposed to be registered by all sellers of such Registrable Common would total more than $500,000, the Company will expeditiously cause a registration statement to be filed, and use its best efforts to cause such registration statement to become effective under the Securities Act on the Short Form specified in the notice for the Registrable Common specified in the registration notice under Section 2.1 and subsequent notices under Section 2.2.

                 Section 3.  Incidental Registration.  Each time the
Company proposes to register any of its Securities under the Securities Act, it will give written notice of its intention to do so to each Holder, which notice shall identify the proposed underwriter for such offering. Each Holder may then specify, by written notice to the Company delivered within fifteen (15) days of receipt of notice from the Company, a number of shares of Registrable Common held by it which it wishes to include in the Company's proposed registration. If at least 50% of the shares to be registered in such offering are held by Holders of Preferred or Registrable Common, then such Holders shall have the right to approve the underwriter (voting as a group, based upon the number of shares of Registrable Common held by each to be included in such offering), which approval shall not be unreasonably withheld. Subject to the limitations of Section 8, the Company will use its best efforts to effect the registration under the Securities Act of Registrable Common specified by Holders under this Section 3.

                 Section 4. Limitations on Registration Rights. Notwithstanding any contrary provision of this Agreement:

                 A. the Company shall not be required to effect more than one registration pursuant to Section 1 (for purposes of this Section 4.A., a registration shall not be deemed "effective" unless the registration statement is declared effective by the Commission); and

                 B. Section 3 shall not apply to a registration effected solely to implement an employee benefit plan or to any other form or type of registration which does not permit inclusion of Registrable Common pursuant to Commission rule or practice; and

                 C. if the registration notice under Section 1 would result in the first offering of the Company's Securities to the public, then the registration specified under Section 1.1 must be for an underwritten public offering to be managed by an underwriter of recognized national standing reasonably acceptable to the Company and shall be for a minimum of $10,000,000, at a price of not less than $3.00 per share, as adjusted for stock splits, stock dividends and other similar events; and

                 D. the Company shall not be obligated to effect a registration pursuant to Section 1 during the period starting with the date thirty days prior to the Company's estimated date of filing of, and ending on a date six months following the effective date of, a registration pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimates of the date of filing of such registration statement is made in good faith; and

                 E. if (a) there is material non-public information regarding the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a significant business opportunity available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, or (c) there is a significant business opportunity available to the Company and the Board reasonably determines that the Company's ability to pursue such opportunity would be materially and adversely affected by a registered public offering of the Company's Securities, then the Company may postpone filing a registration statement requested pursuant to Sections 1 or 2 for a period not to exceed 90 days, provided that the Company may not postpone its obligations as permitted under this Section 4.E. more than once every 12 months.

                 Section 5.       Registration Procedures.

                 5.1 Whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Common under the Securities Act, the Company will, as expeditiously as possible:

                 A. in the case of a registration required under Section 1, engage the underwriters designated by the Holders giving notice under Section 1.1 or in the case of an incidental registration under
         Section 3, the underwriter specified in the notice given to the Holders and approved by the Holders;

                 B. before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for the Holders of Registrable Common included in such registration with copies of all such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

                 C. prepare and file with the Commission a registration statement with respect to such Registrable Common and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                 D. prepare and file with the Commission (and any exchange on which the Company's Securities may be or are proposed to be listed and with the National Association of Securities Dealers, Inc.) such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Common covered by such registration statement in accordance with the intended methods of disposition set forth in such registration statement, but only to the extent provided in this Section 5;

                 E. prepare and promptly file with the Commission, and notify each seller of such Registrable Common as expeditiously as possible of the necessity for and the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods as a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                 F. furnish to the underwriters and each seller of such Registrable Common such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or sellers may reasonably request in order to facilitate the disposition of the Registrable Common subject to such registration statement in accordance with such registration statement;

                 G. use its best efforts to register or qualify any Registrable Common covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as the seller or the underwriters reasonably request, and to take any other acts which a seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Common (provided, however, that the Company may not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction);

                 H. provide a transfer agent and registrar for all Registrable Common sold under the registration not later than the effective date of the registration statement;

                 I. cause all Registrable Common sold under the registration to be listed on a recognized securities exchange, if any, or to become eligible for trading on any over-the-counter trading system, on which similar securities issued by the Company are then listed or traded;

                 J. enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or the Holders of a Majority of the Registrable Common being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Common (including, without limitation, effecting a stock split or a combination of shares);

                 K. make available for inspection by the sellers of Registrable Common, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information; and

                 L. advise each seller of Registrable Common, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                 5.2 It shall be a condition precedent to the inclusion of the Registrable Common of any Holder in a registration effected pursuant to this Agreement that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Common of such Holder to be registered and the intended method of disposition of such Registrable Common, and shall execute such indemnities with respect to such information provided by such Holders, underwriting agreements and other documents, as the Company shall reasonably request in order to satisfy the requirements applicable to such registration.

                 Section 6. Expenses. The Company shall pay all expenses incurred in effecting the registration of Registrable Common provided for in this Agreement, including, without limitation, all registration and filing fees, printing expenses, listing fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single counsel for the sellers selected by the Holders of a majority of the Registrable Common subject to such registration, underwriting expenses other than discounts and commissions, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5.1G hereof. Notwithstanding the foregoing, if a registration is requested by a single Holder pursuant to
Section 1.1(b), and no other Holder elects to have any shares owned by it included in such registration, then the Holder requesting such registration shall pay all of the expenses incurred in connection with such registration.

                 Section 7.       Indemnification.

                 7.1 In the event of any registration of any of its Registrable Common under the Securities Act pursuant to this Agreement, the Company agrees, to the extent permitted by law, to indemnify and hold harmless each seller of such Registrable Common, each partner in, or director and officer of, each such seller, and each other person, if any, who controls (within the meaning of the Securities Act) such seller against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                 (1) any alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement to any such registration statement or prospectus, or

                 (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to any seller, insofar as any such loss, claim, damage or liability is:

                 (a) caused by or contained in any information furnished in writing to the Company by such seller expressly for use in connection with such registration, or

                 (b) caused by such seller's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

                 (c) caused by the use of a prospectus or preliminary prospectus or any amendment or supplement thereto by such seller after receipt of notice from the Company that it should no longer be used.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Registrable Common and as to such other matters as such underwriters may reasonably request or which are covered in such underwriters' customary form of underwriters' agreement. The Company shall reimburse each person indemnified pursuant to this Section 7.1 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 7.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 7.1 shall survive transfer of Registrable Common by a seller.

                 7.2 In the event of any registration of any of its Registrable Common under the Securities Act pursuant to this Agreement, each Holder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus in connection with the registration or any amendment or supplement thereto and, to the extent permitted by law, agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, each other seller of securities in such registration, each partner in, or officer or director of, each such seller, and each person who controls (within the meaning of the Securities Act) the Company or such other seller against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                 (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being registered, or any amendment or supplement thereto, or

                 (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

but only insofar as any such loss, claim, damage or liability is caused by or contained in any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with such registration, and excluding any such loss, claim, damage or liability which is caused by or contained in such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if the indemnifying seller had no ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact. In connection with an underwritten offering, each seller will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities
Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Each seller shall reimburse each person indemnified pursuant to this Section 7.2 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The indemnities provided pursuant to this Section 7.2 shall survive transfer of Registrable Common by an indemnifying seller, and transfer of other securities by any other indemnified seller.

                 7.3      Indemnification similar to that specified in Sections
7.1 and 7.2 (with such modifications as shall be appropriate) shall be given by the Company and each Holder of any Registrable Common covered by any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

                 7.4 In the event the Company or any Holder receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to claim for indemnification under this Section 7, the person claiming indemnification shall promptly notify the person against whom indemnification is sought (unless such person is also a party to such complaint, notice, claim or action) of such complaint, notice, claim or action, and such indemnifying person shall have the right to investigate and defend any such loss, claim, damage, liability or action, provided that such indemnifying person shall not settle any such claim or action unless (i) such settlement is approved by the person claiming indemnification, or (ii) such settlement provides for a full, general release from all claims against the person claiming indemnification. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the person against whom indemnification is sought and the indemnifying person shall not be obligated to indemnify any person for any settlement of any claim or action effected without the indemnifying person's consent, which consent will not be unreasonably withheld.

                 Section 8.       Marketing Restrictions.

                 8.1      If:

                 A. a registration is to be made pursuant to a registration notice under Section 1 or Section 2 of this Agreement, and

                 B. the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

                 C. the managing underwriters of such public offering furnish a written opinion that the total amount of Registrable Common to be included in such offering would exceed the maximum number of shares of Common (as specified in such opinion) which can be marketed at a price reasonably related to the current market value of such Common and without otherwise materially and adversely affecting such offering, then the rights of the Holders, of the holders of other Securities having the right to include Common in such registration and of the Company to participate in such offering shall be in the following order of priority:

                 First: the Holders shall be entitled to participate in such offering to the extent of such maximum number of shares of Common, or of the aggregate number of shares of Registrable Common that all such Holders shall have requested be registered, whichever is less, pro rata among themselves in accordance with the number of shares of Registrable Common which each such Holder shall have requested be registered; and then

                 Second: if such maximum number of shares of Common exceeds the aggregate number of shares of Registrable Common that all such Holders shall have requested be registered, the Company and all holders of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them and the Company;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder in a transaction which would require registration under the Securities Act for a period beginning thirty (30) days prior to the anticipated effective date of such registration statement and continuing until ninety (90) days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter, but in no event shall such period exceed 120 days. In the future, the Company shall require each person to whom the Company grants such rights, as a condition precedent to the effectiveness of such rights, to agree to be bound by the foregoing restriction on distribution after conclusion of the underwritten offering.

                 8.2      If:

                 A. any Holder of Preferred or Registrable Common requests inclusion of Registrable Common in a registration statement filed by the Company under Section 3 of this Agreement, and

                 B. the offering proposed to be made is to be an underwritten public offering, and

                 C. the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the rights of the Holders, of the holders of other Securities having the right to include such Securities in such registration and of the Company to participate in such offering shall be in the following order of priority:

                 First:  the Company; and then

                 Second: the Holders shall be entitled to participate in such offering, pro rata among themselves in accordance with the number of shares of Registrable Common which each such Holder shall have requested be registered; and then

                 Third: all other holders (including the Company, if such registration shall have been requested by a person other than the Company) of Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder in a transaction which would require registration under the Securities Act for a period beginning thirty (30) days prior to the anticipated effective date of such registration statement and continuing until ninety (90) days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter, but in no event shall such period exceed 120 days.

                 8.3 In connection with any offering involving an underwriting of Registrable Common pursuant to Section 3 of this Agreement, the Company shall not be required to include any of the Registrable Common of a Holder in such offering unless such Holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company, provided that no such agreement shall add to the indemnities or affect the priorities set forth in this Agreement.

                 Section 9. Sale of Preferred to Underwriter. Notwithstanding anything in this Agreement to the contrary, in lieu of converting any Preferred to Common prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant to this Agreement, the Holder of such Preferred may sell such Preferred to the underwriter of the offering being registered upon the undertaking of such underwriter to (i) convert such Preferred into Common before making any distribution pursuant to such registration statement, and (ii) include such Common among the Securities being offered pursuant to such registration statement. The Company agrees to cause the Common issuable on conversion of such Preferred to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting and to register the Preferred in any registration statement so that the Holder may make the sale described in the first sentence of this Section 9.

                 Section 10. Lockup Agreement. Each Holder and the Company agrees in connection with any registration of any of the Company's Securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's Securities, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the Securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time beginning thirty (30) days prior to the anticipated effective date of such registration statement and continuing until ninety (90) days after the effective date of such registration statement, but in no event shall such period exceed one hundred and twenty (120) days.

                 Section 11. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Board" means the Board of Directors of the Company.

         "Commission" means the Securities and Exchange Commission, and any successor thereto.

         "Common" means the Company's common stock, no par value.

         "Convertible Securities" means the Preferred and any other Security of the Company which is convertible or exchangeable for Common.

         "Holders" means the parties listed on the signature pages hereof, and any subsequent legal or beneficial owner of Preferred or Registrable Common who has become a party to this Agreement in accordance with Section 12 hereof.

         "Preferred" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock, each having no par value.

         "Registrable Common" means at any time (i) any shares of Common then outstanding which were issued upon conversion of Preferred; and (ii) any shares of Common then issuable upon conversion of then outstanding Preferred; and
(iii) any shares of Common then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other Securities issued as, a dividend or other distribution with respect to, or in replacement of, Preferred or other Registrable Common; (iv) any shares of Common then issuable directly or indirectly upon the conversion or exercise of other Securities issued as a dividend or other distribution with respect to, or in replacement of, Preferred or other Registrable Common, and (v) any shares of Common then outstanding which were issued upon exercise of any Warrant, and any shares of Common then issuable upon exercise of any Warrant. For purposes of determining the equivalent of a given amount of Registrable Common, a person will be deemed to be the holder of Registrable Common then issuable but not actually issued whenever such person has the then-existing right (by conversion or otherwise) to acquire such Registrable Common, even though such acquisition has not actually been effected.

         "Securities" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible or exchangeable for any such debt or equity securities. "Security" means one of the Securities.

         "Securities Act" means the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         "Short Form" means Form S-2 or Form S-3 under the Securities Act, and any other form promulgated after the date of this Agreement applicable in circumstances substantially comparable to either of those forms, regardless of its designation.

         "Warrant" means any one of those certain warrants of the Company previously purchased pursuant to that certain Series C Preferred Stock and Warrant Purchase Agreement dated February 8, 1993, by and among the Company and the other parties thereto.

                 Section 12. Assignability of Registration Rights. The rights set forth in this Agreement shall accrue to each subsequent holder of Preferred or Registrable Common who shall have executed a written consent after becoming the holder of such Securities agreeing to be bound by the terms and conditions of this Agreement as a party to this Agreement.

                 Section 13. Termination of Registration Rights. Notwithstanding any contrary provision of this Agreement, the rights to registration granted under this Agreement shall terminate as to any particular Registrable Common when such Registrable Common shall have been (i) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (ii) sold to the public pursuant to Rule 144 of the Commission, or any successor rule.





Nanophase - Amended and Restated RRA

                 Section 14.      Miscellaneous.

                 14.1 Amendment. Any provision of this Agreement may be amended by a written agreement signed by all of the following:

                          (a)  the Company, and

                          (b) the Holders of Preferred and Registrable Common equivalent to more than 67% of the Registrable Common.

                 Notwithstanding the foregoing, no amendment shall confer any greater rights, or impose any additional restrictions, on any shares of Preferred as compared to any other shares of Preferred, or any shares of Common as compared to any other shares of Common, or any Holder as compared to any other Holder, with the consent of the Holders of Preferred and Registrable Common equivalent to 100% of the Registrable Common.

                 14.2 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

                 14.3 Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered, sent by telecopy or facsimile transmission, with confirmation by the recipient, or sent by registered or certified mail, return receipt requested, and, if to a Holder, addressed to the persons and at such addresses as are set forth below such Holder's name on the signature pages to this Agreement or, if no such person or address appears, at such Holder's address as shown on the books of the Company or its transfer agent, and if to the Company, at:

                          Nanophase Technologies Corporation
                          8205 S Cass Avenue, Suite 105
                          Darien, Illinois  60559
                          Telecopy No. (708) 963-0317

or to such other persons or addresses as the recipient shall have specified by a notice delivered to the Company (if the recipient is a Holder) or by a notice delivered to each Holder (if the recipient is the Company) in accordance with the terms of this Section. Any notice called for hereunder shall be deemed given when received.

                 14.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements between Illinois residents entered into and to be performed entirely within Illinois.





Nanophase - Amended and Restated RRA

                 14.5 Counterparts. This Agreement may be executed in two or more counterparts, each which shall be deemed an original but all of which shall together constitute one and the same instrument.

                 14.6 Heading. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

                 14.7 Remedies. Each of the parties confirms that damages at law may not be an adequate remedy for a breach or threatened breach of this Agreement, and agrees that in the event of a breach or threatened breach of any of the provisions hereof, the respective rights and obligations of the parties hereunder shall be enforceable by specific performance, injunction or other equitable remedy. Nothing contained in this Section 14.7 shall limit any party's right to seek or obtain any and all remedies available to such party, whether at law, by statute or otherwise.





                                  END OF TEXT
                            ***********************





Nanophase - Amended and Restated RRA

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

The Company:            NANOPHASE TECHNOLOGIES CORPORATION,
                        an Illinois corporation

                             By       __________________________________
                                      Its President

Holders:                ARCH VENTURE FUND LIMITED PARTNERSHIP,
                        a  Delaware limited partnership

                        By:     ARCH Development Corporation, an
                                Illinois not-for-profit corporation,
                                its General Partner

                                By:      __________________________________

                                         Its ___________________



                        ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                        By:     ARCH MANAGEMENT PARTNERS II, L.P.
                                a Delaware limited partnership, its general
                                partner

                                By:      ARCH Venture Partners, L.P., a
                                         Delaware limited partnership,
                                         its general partner

                                         By:     Lifework, Inc., an Illinois
                                                 corporation, its general
                                                 partner

                                                 By:      ______________________
                                                          Its Managing Director

                        BATTERSON, JOHNSON & WANG, L.P., a Delaware limited partnership

                        By:     _______________________________________
                                Leonard A. Batterson, its Managing General
                                Partner

                        UVCC FUND II, a Delaware general
                        partnership

                        By: Arete Venture Management Associates
                            II, L.P. its Managing General Partner

                            By:      Arete Ventures, Inc., a Maryland
                                     corporation, its general partner

                                     By:      ______________________________
                                              Robert W. Shaw, Jr., President



                        UVCC II PARALLEL FUND, L.P., a Delaware
                        limited partnership

                        By:     Arete Ventures L.P. III, General Partner

                                By:      Arete Ventures, Inc., a Maryland
                                         corporation, its general partner

                                         By:     ____________________________
                                                 Robert W. Shaw, Jr., President


                        THE COLUMBINE VENTURE FUND II, a Delaware partnership

                        By:     Columbine Venture Management II, its general
                                partner

                                By:      _________________________________
                                         Its General Partner


                        ADVANCE MATERIAL TECHNOLOGIES VENTURE PARTNER LIMITED, a Delaware partnership

                        By:     _______________________________________
                                Tom H. Delimitros, a General Partner

                        JHAM LIMITED PARTNERSHIP, a Delaware
                        partnership

                        By:     _______________________________________
                                Tom H. Delimitros, a General Partner


                        AMT CAPITAL, LTD., a Delaware corporation

                        By:     AMT Capital, Inc., its general partner

                                By:      ________________________________
                                         Tom H. Delimitros, President



                        ILLINOIS DEPARTMENT OF COMMERCE AND COMMUNITY AFFAIRS

                        By:     _________________________________
                                Its Director



                                ___________________________________________
                                RICHARD W. SIEGEL

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


         First Amendment to Amended and Restated Registration Rights Agreement dated as of April 22, 1996 (this "Amendment"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "Company"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "Holders").

                             PRELIMINARY STATEMENT

                 The Company and the Holders have previously entered into that certain Amended and Restated Registration Rights Agreement dated as of March 16, 1994 (the "Registration Rights Agreement").

                 Concurrently with the execution of this Amendment, the Company and certain investors (the "Investors") have executed a Series E Preferred Stock Purchase Agreement (the "Series E Purchase Agreement") pursuant to which the Investors are purchasing securities of the Company.

                 To induce the Investors to execute the Series E Purchase Agreement, the Company and the Holders agree as follows.

                                   AGREEMENT

         1.  Amendments.  The Company and the Holders agree that:

                 (a) The definition of "Preferred" in Section 11 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                          "Preferred" means, collectively, the Company's Series
                 A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, and Series E Preferred Stock, each having no par value; and

                 (b) The address of the Company in Section 14.3 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                 Nanophase Technologies Corporation
                 453 Commerce Street
                 Burr Ridge, Illinois  60521
                 Telecopy No. (708) 323-1221

         2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.


                                  END OF TEXT
                              *******************

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Registration Rights Agreement to be executed on the day first above written.

The Company:            NANOPHASE TECHNOLOGIES CORPORATION, an
                        Illinois corporation

                        By _____________________________
                           Its President


Holders:                ARCH VENTURE FUND LIMITED PARTNERSHIP, a
                        Delaware limited partnership

                        By:  ARCH Development Corporation
                             an Illinois not-for-profit
                             corporation, its General Partner

                             By: ____________________________

                                 Its ________________________


                        ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                        By:     ARCH MANAGEMENT PARTNERS II, L.P.
                                a Delaware limited partnership, its general
                                partner

                                By:      ARCH Venture Partners, L.P., a
                                         Delaware limited partnership,
                                         its general partner

                                         By:     ARCH Venture Corporation, an
                                                 Illinois corporation, its
                                                 general partner

                                                 By:      ______________________
                                                          Its Managing Director

                      ARCH II PARALLEL FUND, L.P., a Delaware limited partnership

                      By:     ARCH MANAGEMENT PARTNERS II, L.P.
                              a Delaware limited partnership, its general
                              partner

                              By:      ARCH Venture Partners, L.P., a
                                       Delaware limited partnership,its
                                       general partner

                                       By:     ARCH Venture Corporation, an
                                               Illinois corporation, its
                                               general partner

                                               By:    ______________________
                                                      Its Managing Director


                      BATTERSON, JOHNSON & WANG, L.P., a Delaware limited partnership

                      By:  __________________________________
                           Leonard A. Batterson, its Managing General Partner


                      THE COLUMBINE VENTURE FUND II, a Delaware partnership

                      By:  Columbine Venture Management II,
                           its General Partner

                           By: _________________________

                           Its _______________________


                      UVCC FUND II, a Delaware general partnership

                      By: Arete Venture Management Associates II, L.P., its Managing General Partner

                           By: Arete Ventures, Inc., a Maryland corporation,
                               its general partner

                               By: ______________________________
                                   Robert W. Shaw, Jr., President

                        UVCC II PARALLEL FUND, L.P., a Delaware
                        limited partnership

                        By: Arete Ventures L.P. III, General Partner

                            By: Arete Ventures, Inc., a Maryland corporation,
                                its general partner

                                By:______________________________
                                   Robert W. Shaw, Jr., President


                        ADVANCE MATERIAL TECHNOLOGIES VENTURE PARTNER LIMITED, a Delaware partnership


                        By: _________________________
                            A General Partner


                        JHAM LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: _________________________
                            A General Partner


                        AMT CAPITAL, LTD., a Delaware corporation

                        By:     AMT Capital, Inc., its general partner

                                By:      ________________________________
                                         Tom H. Delimitros, President


                        ILLINOIS DEPARTMENT OF COMMERCE AND COMMUNITY AFFAIRS

                        By:     _________________________________
                                 Its Director



                                ___________________________________
                                RICHARD W. SIEGEL





Nanophase - First Amendment to RRA                                        Page 5

                        HARRIS & HARRIS GROUP, INC., a New York corporation


                        By:________________________________________

                        Its:_______________________________________


                        GRACE INVESTMENTS, LTD., an Illinois limited partnership


                        By:________________________________________

                        Its:_______________________________________





Nanophase - First Amendment to RRA                                        Page 6

                              SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

         Second Amendment to Amended and Restated Registration Rights Agreement dated as of June 30, 1997 (this "AMENDMENT"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "COMPANY"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "HOLDERS").

                             PRELIMINARY STATEMENT

         The Company and the Holders have previously entered into that certain Amended and Restated Registration Rights Agreement dated as of March 16, 1994 (the "AGREEMENT"), as amended pursuant to that certain First Amendment to Amended and Restated Registration Rights Agreement dated as of April 22, 1996 (the "FIRST AMENDMENT", and together with the Agreement, the "REGISTRATION RIGHTS AGREEMENT").

         Concurrently with the execution of this Amendment, the Company and certain investors (the "INVESTORS") have executed a Series F Preferred Stock Purchase Agreement (the "SERIES F PURCHASE AGREEMENT") pursuant to which the Investors are purchasing securities of the Company.

         To induce the Investors to execute the Series F Purchase Agreement, the Company and the Holders agree as follows.

                                   AGREEMENT

         1.  Amendments.  The Company and the Holders agree that:

                 (a) Section 10 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

                 "Section 10.     Lockup Agreement.  Each Holder and the
         Company agrees in connection with any registration of any of the Company's Securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's Securities, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the Securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time beginning thirty (30) days prior to the anticipated effective date of such registration statement and continuing until one hundred eighty (180) days after the effective date of such registration statement, but in no event shall such period exceed one hundred and twenty (180) days."

                 (b) The definition of "Preferred" in Section 11 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                          "Preferred" means, collectively, the Company's Series
                 A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock, each having no par value; and

                 (c) The address of the Company in Section 14.3 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                 Nanophase Technologies Corporation
                 453 Commerce Street
                 Burr Ridge, Illinois  60521
                 Telecopy No. (630) 323-1221

         2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.

                                  END OF TEXT
                              *******************

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Registration Rights Agreement to be executed on the day first above written.

The Company:                      NANOPHASE TECHNOLOGIES CORPORATION, an
                                  Illinois corporation

                                  By _____________________________
                                     Its President


Holders:                          ARCH VENTURE FUND LIMITED PARTNERSHIP, a
                                  Delaware limited partnership

                                  By:  ARCH Development Corporation
                                        an Illinois not-for-profit corporation,
                                        its General Partner

                                                By: ____________________________
                                                    Its ________________________


                                  ARCH VENTURE FUND II, L.P., a Delaware
                                  limited partnership

                                  By:      ARCH MANAGEMENT PARTNERS II, L.P.
                                           a Delaware limited partnership, its
                                           general partner

                                           By:      ARCH Venture Partners,
                                                    L.P., a limited
                                                    partnership, its general
                                                    partner

                                                    By:  ARCH Venture
                                                         Corporation, an
                                                         Illinois corporation,
                                                         its general partner

                                                         By:   ________________
                                                                Its Managing
                                                                Director

                                  ARCH II PARALLEL FUND, L.P., a Delaware
                                  limited partnership

                                  By:   ARCH MANAGEMENT PARTNERS II, L.P.
                                        a Delaware limited partnership, its
                                        general partner

                                        By:     ARCH Venture Partners, L.P., a
                                                Delaware limited partnership,
                                                its general partner

                                                By:   ARCH Venture Corporation,
                                                      an Illinois corporation,
                                                      its general partner

                                                      By:    _________________
                                                             Its Managing
                                                             Director

                                        BATTERSON, JOHNSON & WANG, L.P., a
                                        Delaware limited partnership

                                        By: __________________________________
                                            Leonard A. Batterson, its Managing
                                            General Partner


                                        THE COLUMBINE VENTURE FUND II, a
                                        Delaware partnership

                                        By:  Columbine Venture Management II,
                                               its General Partner

                                                   By: _________________________
                                                       Its _____________________


                                        UVCC FUND II, a Delaware general
                                        partnership

                                        By: ARETE VENTURE MANAGEMENT
                                              ASSOCIATES II, L.P.,
                                              its Managing General Partner

                                        By: ______________________________
                                                Robert W. Shaw, Jr.
                                                General Partner


                                        UVCC II PARALLEL FUND, L.P., a Delaware
                                        limited partnership

                                        By: ARETE VENTURES L.P. III,
                                              its General Partner

                                           By:______________________________
                                              Robert W. Shaw, Jr.
                                              General Partner


                                        ADVANCE MATERIAL TECHNOLOGIES
                                        VENTURE PARTNER LIMITED, a
                                        Delaware partnership


                                        By: _________________________
                                            A General Partner

                                        JHAM LIMITED PARTNERSHIP, a Delaware
                                        limited partnership


                                        By: _________________________
                                            A General Partner


                                        AMT CAPITAL, LTD., a Delaware
                                        corporation

                                        By:   AMT Capital, Inc., its general
                                              partner

                                              By:_____________________________
                                                 Tom H. Delimitros, President

                                        ILLINOIS DEPARTMENT OF COMMERCE AND
                                        COMMUNITY AFFAIRS

                                        By:_________________________________
                                           Its Director



                                        ___________________________________
                                                 RICHARD W. SIEGEL


                                        HARRIS & HARRIS GROUP, INC., a New York
                                        corporation


                                        By:_____________________________________

                                        Its:____________________________________



                                        GRACE INVESTMENTS, LTD., an Illinois
                                        limited partnership


                                        By:_____________________________________

                                        Its:____________________________________